EXHIBIT 10i4




Schedule identifying substantially identical agreements, among Fortune Brands, Inc. ("Fortune") and Chase Manhattan Bank (National Association), et al. establishing a trust in favor of each of the following persons, to the Agreement and the Amendments thereto constituting Exhibits 10i1, 10i2 and 10i3, respectively, to the Annual Report on Form 10-K of Fortune for the Fiscal Year ended December 31, 1997
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                                             Name
                                             ----

                                        Thomas C. Hays
                                        John T. Ludes
                                        Robert J. Rukeyser
                                        Steven C. Mendenhall
                                        Dudley L. Bauerlein, Jr.
                                        Charles H. McGill
                                        Craig P. Omtvedt